GREENVILLE FIRST BANCSHARES, INC.

www.greenvillefirst.com

Super·Community BANK CONFERENCE

Southeast – February 6-7, 2006

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Greenville First Bancshares – Corporate Profile

Greenville County
To Charlotte
Spartanburg
The Parkway Office
Haywood Road Office
Augusta Road Office
To Atlanta
85
26
25
385
Charlotte
NC
Greenville
Spartanburg
Columbia
Atlanta
SC
GA

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GVBK – Growth Story

Total Assets (in millions)
$500
$400
$300
$200
$100
$170
$231
$316
$405
2002
2003
2004
2005

Loans (in millions)
$400
$300
$200
$100
$150
$209
$280
$339
2002
2003
2004
2005

Greenville FIRST

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GVBK – Growth Story

Net Earnings (in thousands)
$3,000
$2,000
$1,000
$0
$752
$1,006
$2,013
$2,514
2002
2003
2004
2005

Net Operating Earnings (in thousands)
$4,000
$3,000
$2,000
$1,000
$0
$752
$1,006
$2,013
$3,444
2002
2003
2004
2005

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Greenville County
To Charlotte
Spartanburg
The Parkway Office
Haywood Road Office
Augusta Road Office
To Atlanta
85
26
25
385
Charlotte
NC
Greenville
Spartanburg
Columbia
Atlanta
SC
GA

Dynamic Greenville Market

Source – FDIC 2005

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GVBK - Market Share Data

Bank	Offices	Deposits ($ mil)	Market Share
Carolina First	13	1,639	21.5%
Wachovia	22	1,523	20.0%
BB&T	20	1,124	14.7%
Bank of America	17	795	10.4%
SunTrust	20	409	5.4%
Bank of TR	7	282	3.7%
Palmetto Bank	12	274	3.6%
Greenville First	**2**	**233**	**3.1%**
16 others	43	1,351	17.7%

Source – FDIC – June 2005

Greenville FIRST

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Performance Highlight – Disciplined Credit Culture

NCO's to Avg. Total Loans
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.07%
2001
2002
2003
2004
2005

NPA's / Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.12%
2001
2002
2003
2004
2005

Greenville FIRST

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Performance Highlight – Efficiency

Efficiency Ratio
80%
70%
60%
50%
40%
65.2%
59.0%
51.6%
49.2%
2002
2003
2004
2005

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Performance Highlight – Efficiency Comparison

Assets per Employee
$ - millions
$10.0
$8.0
$6.0
$4.0
$2.0
$7.7
$4.4
Greenville First
SC Average

Earnings per Employee
$ - thousands
$60.0
$50.0
$40.0
$30.0
$20.0
$54.9
$37.0
Greenville First
SC Average

Greenville FIRST

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GVBK - Momentum

Return on Assets - operating earnings
1.20%
1.00%
0.80%
0.60%
0.40%
0.73%
0.96%
'2004
'2005

Net Interest Margin
3.80%
3.60%
3.40%
3.20%
3.00%
3.17%
3.45%
'2004
'2005

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GREENVILLE  FIRST  BANCSHARES, INC.

www.greenvillefirst.com

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Southeast - February 6-7, 2006

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Greenville First Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Greenville First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Greenville First's operating results in documents filed by Greenville First Bancshares, Inc. with the Securities and Exchange Commission, including the Form SB-2 Registration Statement, the Annual report on Form 10-KSB and other required filings.  Greenville First assumes no duty to update the forward-looking statements made in this presentation.

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Greenville First Bancshares - Corporate Profile

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  Greenville First Bank opened in 2000

  $405 million in total assets (1)

  Greenville SC market - $7.6 billion in deposits (2)

  3.1% Market Share (2)

  GVBK - NASDAQ market

  23% Insider Ownership

  $65 million - Market Capitalization (1)

  3 offices / 53 employees

1 - As of December 31, 2005

2 - FDIC Data - June, 2005

GVBK - Investment Profile

  Growth Story

  Performance Driven Leadership

  Unique Client FIRST  Model

  Dynamic Greenville, SC Market

  Performance / Momentum

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GVBK - Growth Story

  Assets exceed $400 million / 28% growth over 2004

  Loans increased 21% for 2005

 Total Assets (in millions)

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Loans (in millions)

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GVBK - Growth Story

  Net earnings increased 25% to $2.5 million and reflect 4th quarter charge related to move of corporate headquarters

  Operating earnings increased 71% to $3.4 million

Net Earnings (in thousands)

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Net Operating Earnings (in thousands)

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GVBK - Performance Driven Leadership

  Board & Executive Team

  Interests aligned with shareholders

  Performance based compensation structure - 35% of executive compensation is incentive based

  Market Knowledge & Experience

  Average executive team member has worked in the market for more than 20 years

  Executive team brings experience from 7 separate banks

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Corporate Strategy - Unique Model

Client FIRST

  Targeted Focus - Professional & Executive Market

  Relationship Team Structure - Personal Banker

-        Drives growth

-        Provides superior client service

-        Produces sustainable efficiencies

  Highly Experienced Bank Team

-        Winning culture

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Dynamic Greenville Market

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  SC's most populous county

  Largest deposit market in SC with over $7.6 billion in deposits

  Deposit growth averaging 9% annually over the past five years

  Diverse economy as market is home to over 240 international companies including BMW & Michelin

Source - FDIC 2005

GVBK - Market Share Data

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Source - FDIC - June 2005

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Performance Highlight - Disciplined Credit Culture

  Loan loss reserve / total loans = 1.33% (1)

  Reserve covers nonperforming loans 9.6 times

 NCO's to Avg. Total Loans

[CHART]

NPA's /Total Assets

[CHART]

Notes:

(1)   Data as of December 31, 2005 / includes nonperforming loans

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Performance Highlight - Efficiency

  Efficiency ratio = 49.2% for 2005

  36% increase in the number of people in the last year

Efficiency Ratio

[CHART]

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Performance Highlight - Efficiency Comparison

  Assets per employee = $7.7 million (1)

  Earnings per employee = $54.9 thousand (year to date) (1)

Assets per Employee

[CHART]

Earnings per Employee

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Notes:

(1)   Data as of September 30, 2005

Source - FDIC - September 2005

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GVBK - Momentum

-        ROA & margin improvement

-        Operating earnings increased 71%

-        36% increase in retail deposits

-        24% increase in transaction accounts

Return on Assets - operating earnings

[CHART]

Net Interest Margin

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GVBK - Growth Plan

   Market expansion

   Parkway office opened March 2005

   Augusta Road office opened November 2005

   New headquarter building in June 2006

  Retail funding focus

  transaction account balances up 92% since beginning of 2004

  Banker acquisition strategy

  3 key bankers acquired in the last year

  Capitalize on market / merger disruption

  Summit National Bank

  CCB

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GVBK - Summary

  Experienced & Performance Driven Leadership

  Unique Client FIRST  Model

  Attractive Greenville, SC Market

  Growth Story

  Solid Performance / Disciplined Credit Culture

  Momentum

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Reconciliation of Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP").  Operating noninterest expense is used to compute the operating efficiency ratio.

Net income, (GAAP)                                                                $2,514

      Non-operating items:

      Impairment on real estate, net of income taxes                          930

Operating earnings                                                                $3,444

Noninterest expense, (GAAP)                                                  $7,856

      Non-operating items:

      Impairment on real estate                                                      1,500

Operating noninterest expense                                             $6,356

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